SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 2, 1999
                                                           -------------

                         MEMC ELECTRONIC MATERIALS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                          1-13828                             56-1505767
--------                          -------                             ----------
(State or other           (Commission File Number)                 (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                           No.)


501 Pearl Drive, St. Peters, Missouri                                   63376
-------------------------------------                                   -----
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (314) 279-5000
                                                     --------------


                                (Not Applicable)
                              ---------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         MEMC Announces $1.9 Million Cumulative Accounting Revision

     MEMC Electronic Materials, Inc. issued a new release on March 2, 1999 announcing that MEMC has revised its financial statements resulting in an additional cumulative loss of $1.9 million recorded as equity in income (loss) of joint ventures. This news release is incorporated herein by reference to
Exhibit 99.1 attached hereto.


Item 7.  Financial Statements and Exhibits

       C.  Exhibits

           Exhibit No.   Description
           -----------   -------------------------------------------------------

           99.1          News release issued by MEMC Electronic Materials, Inc.
                         dated March 2, 1999



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEMC Electronic Materials, Inc.

Date:  March 5, 1999                            /s/ James M. Stolze
       -------------                            -------------------------------
                                                James M. Stolze
                                                Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

     These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:

     Exhibit No.               Description
     -----------               -----------

     99.1 News release issued by MEMC Electronic Materials, Inc. dated March 2, 1999